EXHIBIT 10V


                                 AUTOINFO, INC.

                 2006 INDEPENDENT SALES AGENTS STOCK OPTION PLAN

      1.    Purpose; Types of Awards; Construction.

            The purpose of the AutoInfo, Inc. 2006 Independent Sales Agent Stock Option Plan (the "Plan") is to align the interests of independent sales agents of AutoInfo, Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such sales agents to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Company may grant options to its independent sales agents to purchase shares of the Company's common stock. The provisions of the Plan are not intended to satisfy the requirements of Section 16(b) of the Exchange Act (as defined below) and of Section 162(m) of the Internal Revenue Code of 1986, as amended.

      2.    Definitions.

            As used in this Plan, the following words and phrases shall have the meanings indicated below:

            (a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee (as defined below) in connection with an award under the Plan.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Cause," when used in connection with the termination of an Optionee's affiliation by the Company or the cessation of an Optionee's service as a sales agent, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee to substantially perform his duties and obligations to the Company or a Subsidiary (as defined below), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith or without reasonable belief that his action or omission was in the best interest of the Company. The Committee (as defined below) or the Board, as the case may be, shall determine whether a termination is for Cause for purposes of the Plan.

            (d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

                  (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act (as defined below)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least one-half (1/2) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 60% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (e) "Committee" shall mean a committee established by the Board to administer the Plan.

            (f) "Common Stock" shall mean shares of common stock, $.001 par value, of the Company.

            (g) "Company" shall mean AutoInfo, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

            (h) ""Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (i) "Fair Market Value" per share as of a particular date shall mean
(i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

            (j) "Nonqualified Option" shall mean an Option that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            (k) "Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall be Nonqualified Stock Options.

            (l) "Optionee" shall mean a person who receives a grant of an Option under the Plan.

            (m) "Option Price" shall mean the exercise price of an Option to purchase a share of Common Stock covered by such Option.

            (n) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (o) "Plan" shall mean this AutoInfo, Inc. 2006 Independent Sales Agent Stock Option Plan.

            (p) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

      3.    Administration.

            The Plan, except as may otherwise be determined by the Board, shall be administered by the Board or a Committee thereof.

            The Board or the Committee, as the case may be, shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Board or the Committee, as the case may be, may not delegate its authority to grant Options. The Board or the Committee, as the case may be, may employ one or more persons to render advice with respect to any responsibility that the Board or the Committee, as the case may be, may have under the Plan. All decisions, determination and interpretations of the Board or the Committee, as the case may be, shall be final and binding on all Optionees of any awards under this Plan.

            All determinations of the Board or the Committee, as the case may be, shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

      4.    Eligibility.

            Awards under the Plan may be granted exclusively to independent sales agents of the Company, and its Subsidiaries. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Board or the Committee, as the case may be, shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board or the

Committee, as the case may be, shall deem relevant in connection with accomplishing the purpose of the Plan.

      5.    Stock.

            The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be Seven Million (7,000,000), subject to adjustment as provided in Section 7 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

            If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

      6.    Terms and Conditions of Options.

            Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Board or the Committee, as the case may be, shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

            (a) Number of Shares. Each Agreement shall state the number of shares of Common Stock to which the Option relates.

            (b) Type of Option. Each Agreement shall specifically state that the Option constitutes a Nonqualified Stock Option.

            (c) Option Price. Each Agreement shall state the Option Price, which shall not be less than one hundred and fifteen percent (115%) of the Fair Market Value per share of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 7 hereof. The date as of which the Board or the Committee, as the case may be, adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a later date.

            (d) Exercise Schedule and Period of Options. Each Agreement shall provide the exercise schedule for the Option as determined by the Board or the Committee, as the case may be; provided, however, that, the Board or the Committee, as the case may be, shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Board or the Committee, as the case may be. The exercise period shall be subject to earlier termination as provided in Sections 6(f), 6(g) and 6(h) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Chief Financial Officer of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

            (e) Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Optionee shall be paid in full, at the time of exercise, in cash.

            (f) Termination. Except as provided in this Section 6(f) and in Sections 6(g) and 6(h) hereof, an Option may not be exercised unless an Optionee is then providing services to the Company as an independent sales agent. In the event that the services of an Optionee as an independent sales agent shall cease (other than by reason of death or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination of service (or such different period as the Board or the Committee, as the case may be, shall prescribe).

            (g) Death of Optionee. If an Optionee shall die while affiliated with the Company or a Subsidiary, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee's beneficiary, at any time within one year after the death of the Optionee (or such different period as the Board or the Committee, as the case may be, shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Board or the Committee, as the case may be, Options not otherwise exercisable on the date of termination of affilation shall be forfeited as of such date.

            (h) Termination for Cause. In the event that the services of an Optionee as an independent sales agent shall cease for Cause, all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within thirty
(30) days after the date of such termination of service (or such different period as the Board or the Committee, as the case may be, shall prescribe).

            (i) Other Provisions. The Agreements shall contain such other terms and conditions not inconsistent with the Plan as the Board or the Committee, as the case may be, may determine, including penalties for the commission of competitive acts.

      7.    Effect of Certain Changes.

            (a) In the event of any stock dividend, recapitalization, merger, consolidation, stock split, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the Option Price, as appropriate, shall be equitably adjusted by the Board or the Committee, as the case may be, to reflect such event and preserve the value of such awards.

            (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

      8.    Surrender and Exchange of Awards.

            The Board or the Committee, as the case may be, may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option shall be a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Board or the Committee, as the case may be, at the time the new Option is granted.

      9.    Period During Which Awards May Be Granted.

            Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, unless the Board shall terminate the Plan at an earlier date or extend its term.

      10.   Nontransferability of Awards.

            Except as otherwise determined by the Board or the Committee, as the case may be, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

      11.   Agreement by Optionee Regarding Withholding Taxes.

            If the Board or the Committee, as the case may be, shall so require, as a condition of exercise of a Nonqualified Stock Option (a "Tax Event"), each Optionee shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Board or the Committee, as the case may be, may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. Any decision made by the Committee under this Section 11 shall be in the Committee's sole discretion.

      12.   Amendment and Termination of the Plan.

            The Board at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 7(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

      13.   Rights as a Stockholder.

      An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to such for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 7(a) hereof.

      14.   No Rights to Service as an Independent Sales Agent, or Otherwise.

            Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to an continued affiliation with Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's service.

      15.   Beneficiary.

            An Optionee may file with the Board or the Committee, as the case may be, a written designation of a beneficiary on such form as may be prescribed by the Board or the Committee, as the case may be, and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

      16.   Governing Law.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

      17.   Other Compensation Plans.

            The adoption of the Plan shall not affect any other stock option or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation plans.

      18.   Singular, Plural; Gender.

            Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

      19.   Headings, Etc., No Part of Plan.

            Headings of Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.